UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities and
                            Exchange Act of 1934

                        Date of Report:  April 14, 1998

                      NETWORK SYSTEMS INTERNATIONAL, INC.
           (Exact Name of Registrant as Specified in its Charter)


          Nevada                       0-22991                   87-0460247
(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation or organization)      Number)           Identification Number)


            200 North Elm Street, Greensboro, North Carolina  27401
             (Address of principal executive officer) (Zip Code)

                                (336) 271-8400
            (Registrants telephone number, including area code)

Item 5.  Other Events.

Network Systems International, Inc. (the "Company") issued a press release through PR Newswire on April 6, 1999 announcing that Christopher N. Baker had joined the Company as President and Chief Operating Officer. Reference is made to the press release filed as Exhibit 99 hereto.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NETWORK SYSTEMS INTERNATIONAL, INC.
                         (Registrant)

                         By:  /s/ Michael T. Spohn

                             Michael T. Spohn, C.F.O.

Date:  April 14, 1999

                            INDEX

Exhibit (99)     Press Release dated April 6, 1999